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                                                                   Exhibit 10.49

                                 PROMISSORY NOTE

                                  DEFINED TERMS

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Execution Date:       January __, 1998           City and State of Signing:
                                                 Richmond, Virginia
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Loan Amount:          $121,800,000.00            Interest Rate:
                                                 6.61% per annum
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Borrower:             Boston Properties Limited Partnership,
                      a Delaware limited partnership

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Borrower's Address:   500 E Street, S.W.
                      Washington, D.C.  20024

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Holder: METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
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Holder's Address:     Metropolitan Life Insurance Company
                      200 Park Avenue      12th Floor
                      New York, New York 10166
                      Attention:  Senior Vice-President,

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Maturity Date:  February 1, 2008          Advance Date: The date funds are
                                          disbursed to Borrower.

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Interest Only Period: The period          Principal and Interest Installment
from the Advance Date and ending          Date:  The first day of the second
on the last day of the month in which     calendar month following the Advance
the Advance Date occurs.                  Date.

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Monthly Installment: Equal monthly        Permitted Prepayment Period: During
installments of principal and interest    the 120 day period prior to the
at the Interest Rate each in the          Maturity Date, Borrower may prepay the
amount of $830,793.84.                    Loan without a Prepayment Fee. In
                                          addition, commencing on the first day
The Monthly Installment is based upon     of the 37th month following the
an amortization period of 25 years.       Advance Date, Borrower may prepay the
                                          Loan with a Prepayment Fee on 60 days
                                          prior written notice to Holder which
                                          notice can be revoked by Borrower
                                          giving notice to Holder of such
                                          revocation at least thirty (30) days
                                          prior to the scheduled Payment Date
                                          (and in the event of any such
                                          revocation, no Prepayment Fee shall
                                          be payable).
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Liable Parties:  Boston Properties Limited Partnership, a Delaware limited partnership

Addresses of Liable Parties:  500 E Street SW, Washington, DC 20024

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Late Charge:  An amount equal to four cents ($.04) for each dollar that is overdue.

Default Rate: An annual rate equal to the Interest Rate plus four percent (4%).

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Note: This Promissory Note. Deed of Trust: Deed of Trust, Security Agreement,
and Fixture Filing dated as of the Execution Date granted by Borrower to the Trustee named in the Deed of Trust for the benefit of Holder. Loan Documents:
This Note, the Deed of Trust and any other documents evidencing or securing the indebtedness evidenced by this Note and/or the Deed of Trust and all renewals, amendments, modifications, restatements and extensions of these documents. Indemnity Agreement: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower in favor of Holder. The Unsecured Indemnity Agreement is not a Loan Document and shall survive repayment of the Loan or other termination of the Loan Documents.
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     FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at
Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

     Capitalized terms which are not defined in this Note shall have the meanings set forth in the Deed of Trust.

         1. Payment of Principal and Interest. Principal and interest under this
            ---------------------------------
Note shall be payable as follows:

            (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

            (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; and

            (c) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Deed of Trust and/or any other Loan Documents as well as any future advances under the Deed of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "Aggregate Indebtedness"), shall become immediately payable in full.

     Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

     Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

         2. Application of Payments. At the election of Holder, and to the
            -----------------------
extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount.

         3. Security. The covenants of the Deed of Trust are incorporated by
            --------
reference into this Note. This Note shall evidence, and the Deed of Trust shall secure, the Aggregate Indebtedness.

         4. Late Charge. If any payment of interest, any payment of a Monthly
            -----------
Installment or any payment of a required escrow deposit is not paid within 7 days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Aggregate Indebtedness and shall be added to

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any subsequent payments due under the Loan Documents.

     5. Acceleration Upon Default. At the option of Holder, if Borrower fails to
        -------------------------
pay any sum specified in this Note when due after giving effect to any grace periods, or if an Event of Default occurs, the Aggregate Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "Accelerated Loan Amount") shall become immediately due and payable upon notice by Holder to Borrower.

     6. Interest Upon Default. The Accelerated Loan Amount shall bear interest
        ---------------------
at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the Commonwealth of Virginia. The Default Rate shall commence upon the occurrence of an Event of Default, after giving effect to any grace periods and shall continue until all defaults are cured.

     7. Limitation on Interest. The agreements made by Borrower with respect to
        ----------------------
this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

     8. Prepayment. Borrower shall not have the right to prepay all or any
        ----------
portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms. If Borrower provides notice of its intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice unless Borrower revokes such notice of prepayment at least thirty (30) days prior to the scheduled Payment Date (in which event no Prepayment Fee shall be payable).

     9. Prepayment Fee. (a) Any tender of payment by Borrower or any other
        --------------
person or entity of the Aggregate Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Aggregate Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date or (ii) in connection with a purchase of the Property or a repayment of the Aggregate Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property, then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined). Any prepayment as a result of the application of money to the principal of the Loan after a casualty or condemnation shall not require the payment of a Prepayment Fee.

     (b) The "Prepayment Fee" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between (x) and (y), where
(x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

     (c) The "Treasury Rate" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of the Note, as quoted in the Federal Reserve Statistical Release [H. 15
                                   ------------------------------------------
(519)] under the heading "U.S. Government Securities Treasury Constant
------
Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the

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Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two weeks before the date of the scheduled prepayment.

     (d) The "Prepayment Ratio" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

     10. Waiver of Right to Prepay Note Without Prepayment Fee. Borrower
         -----------------------------------------------------
acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of the Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

     11. Liability of Borrower. Upon the occurrence of an Event of Default,
         ---------------------
except as provided in this Section 11, Holder will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower or the general partners of Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower (i) to recover actual damages for fraud, intentional material misrepresentation or intentional waste; (ii) to recover condemnation proceeds or insurance proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iii) to recover any tenant security deposits, tenant letter of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have been misapplied by Borrower;
(iv) to recover Rents and Profits (as defined in the Deed of Trust) received by Borrower after an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property;
(v) to recover actual damages, costs and expenses arising from, or in connection with the provisions of the Deed of Trust pertaining to hazardous materials or the Indemnity Agreement; (vi) to recover all amounts due and payable pursuant to
Section 11.06 and 11.07 of the Deed of Trust; and/or (vii) to recover actual damages arising from Borrower's failure to comply with the provisions of the Deed of Trust pertaining to ERISA.

     12. Waiver by Borrower. Except as otherwise required hereunder or under the
         ------------------
Deed of Trust, Borrower and others who may become liable for the payment of all or any part of the Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

     13. Exercise of Rights. No single or partial exercise by Holder, or delay
         ------------------
or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

     14. Fees and Expenses. [Deleted.]
         -----------------

     15. No Amendments. This Note may not be modified or amended except in a
         -------------
writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the

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lending relationship between Borrower and Holder.

     16. Governing Law. This Note is to be construed and enforced in accordance
         -------------
with the laws of the Commonwealth of Virginia.

     17. Construction. The words "Borrower" and "Holder" shall be deemed to
         ------------
include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note.

     18. Notices. All notices, demands, requests and consents permitted or
         -------
required under this Note shall be given in the manner prescribed in the Deed of Trust.

     19. Time of the Essence. Time shall be of the essence with respect to all
         -------------------
of Borrower's obligations under this Note.

     20. Severability. If any provision of this Note should be held
         ------------
unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Aggregate Indebtedness (together with the Prepayment
Fee) immediately due and payable.

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

     IN WITNESS WHEREOF, Borrower has executed this Note as of the Execution
Date.


                                   BOSTON PROPERTIES LIMITED PARTNERSHIP,
                                   a Delaware limited partnership


                                   By:   Boston Properties, Inc.,
                                         doing business in Virginia
                                         as Delaware Boston Properties, Inc.,
                                         its general partner

                                         By:
                                            ------------------------------------
                                             Name:  David G. Gaw
                                             Title: Senior Vice President


245596
Promissory Note - Deed of Trust

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